EXHIBIT 99.1

Macrovision Solutions Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

MACROVISION SOLUTIONS CORPORATION REPORTS FIRST QUARTER FINANCIAL PERFORMANCE

SANTA CLARA, Calif. (BUSINESS WIRE)—May 6, 2009—Macrovision Solutions Corporation (NASDAQ: MVSN) announced today, on a GAAP basis, first quarter 2009 revenues of $111.2 million, compared to $30.3 million for the first quarter of 2008. First quarter 2009 GAAP net loss was $41.5 million compared to net income of $5.0 million for the first quarter of 2008. GAAP net loss for the first quarter 2009 included losses of $36.2 million from discontinued operations and $20.3 million of intangible asset amortization primarily related to the Gemstar acquisition. Additionally, in conjunction with the disposition of the Company’s media properties, the Company incurred a restructuring and asset impairment charge of $8.4 million. GAAP diluted earnings per share for the quarter was a loss of $0.41 compared to earnings per share of $0.09 for the first quarter of 2008.

As management believes that including Gemstar’s operating results only for the period since its acquisition on May 2, 2008 diminishes the comparative value of results from the prior year, management believes it is useful to measure the results on a non-GAAP Adjusted Pro Forma basis, assuming the Gemstar acquisition was consummated on January 1, 2007.  The Adjusted Pro Forma results exclude Macrovision’s Software and Games businesses, which were sold on April 1, 2008; the eMeta business, which was sold on November 14, 2008; the TV Guide Magazine business, which was sold on December 1, 2008; the TVG Network business, which was sold on January 27, 2009; and the TV Guide Network and TV Guide Online businesses, which were sold on February 28, 2009.  On this basis, first quarter 2009 Adjusted Pro Forma Revenues were $111.2 million, compared to $103.7 million for the first quarter of 2008.  First quarter 2009 Adjusted Pro Forma Earnings Per Share were $0.31, compared to $0.15 for the first quarter of 2008. Adjusted Pro Forma Earnings Per Share are calculated using Adjusted Pro Forma Income from Continuing Operations.  Adjusted Pro Forma Income from Continuing Operations is defined as pro forma income from continuing operations, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization of debt issuance costs, non-cash interest expense recorded under FSP APB 14-1 and the reversals of discrete tax reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, insurance settlements and gains or losses on sales of strategic investments.  While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income from Continuing Operations as a reasonable proxy for capital expenditures. Reconciliations between pro forma revenues and Adjusted Pro Forma Revenues and between pro forma operating income from continuing operations and Adjusted Pro Forma Income from Continuing Operations are provided in the tables below.

“I am pleased with our first quarter financial results and our ability to execute another successful quarter despite the overall economic slowdown. We grew Adjusted Pro Forma revenues 7% year over year in the first quarter driven by growth in CE licensing, increases in the number of digital television subscribers, and new licensees,” said Fred Amoroso, President and CEO of Macrovision. “I’m encouraged by the opportunity to increase customer penetration, as demonstrated by key wins across the business, including recent international service provider agreements, key wins for our emerging CE solutions, and added traction in the entertainment space.”

“Given our strong first quarter results, we are raising and narrowing our 2009 revenue estimates from a range of between $440 and $480 million to a range of between $450 and $480 million.” added James Budge, Chief Financial Officer.  “Additionally, we are raising and narrowing our 2009 Adjusted Pro Forma earnings per share estimates from a range of between $1.15 and $1.45 to a range of between $1.25 and $1.45.”

GAAP to Adjusted Pro Forma Reconciliation
Macrovision Solutions Corporation provides non-GAAP or Adjusted Pro Forma information. References to Adjusted Pro Forma information are to non-GAAP pro forma measures.  The Company provides Adjusted Pro Forma financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations.  Adjusted Pro Forma Revenue, Adjusted Pro Forma Income from Continuing Operations and Adjusted Pro Forma Earnings Per Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with GAAP.  The Adjusted Pro Forma information does not substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP basis pro forma information.  Macrovision Solutions Corporation believes that providing Adjusted Pro Forma financial information is useful to investors. Adjusted Pro Forma financial information assumes the Gemstar and other acquisitions, divestitures, and discontinued operations and product lines were effective on January 1, 2007.  Additionally, the TVG Network, TV Guide Network and TV Guide Online businesses are assumed to have been sold for aggregate proceeds of $275 million which is assumed to have reduced the debt issued in conjunction with the acquisition of Gemstar.  Further, Adjusted Pro Forma Income from Continuing Operations and Adjusted Pro Forma Earnings Per Share exclude the effect of non-cash items and items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results, or that the Company expects to be incurred over a limited period of time.  While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income from Continuing Operations as management considers it a proxy for capital expenditures.

As a result of the Gemstar acquisition, the Company’s management now evaluates and makes operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Income from Continuing Operations and Adjusted Pro Forma Earnings Per Share. Management uses Adjusted Pro Forma Income from Continuing Operations and Adjusted Pro Forma Earnings Per Share as measures as they exclude amortization of intangibles, amortization of debt issuance costs, non-cash interest expense recorded under FSP APB 14-1, the reversals of discrete tax reserves, equity-based compensation, transaction costs, transition and integration costs, restructuring and asset impairment charges, insurance settlements and gains or losses on sales of strategic investments; items management does not consider to be “core costs” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  The income statement line items impacted in the adjustment from GAAP to the Adjusted Pro Forma presentation in this earnings release are cost of revenues; research and development; selling, general and administration; amortization; restructuring and asset impairment charges; interest expense; gain on sale of strategic investments and income tax (benefit) expense.

For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Macrovision Solutions Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, gains or losses on sales of strategic investments and insurance settlements for the same reason.  Management excludes discontinued product lines as it believes this exclusion is as meaningful for comparability purposes as excluding the results from a business that meets the criteria to be classified as discontinued operations on a GAAP basis.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the stock-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Macrovision Solutions Corporation.

Management uses these Adjusted Pro Forma measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development and sales, general and administrative expenses), and those expenses that affect cost of revenue and gross margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Macrovision Solutions Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Adjusted Pro Forma measures may have limited usefulness in comparing companies.  Management believes, however, that providing this Adjusted Pro Forma financial information, in addition to the GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company has provided Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does. Reconciliations between pro forma revenues and Adjusted Pro Forma Revenues and between pro forma combined company operating income from continuing operations and Adjusted Pro Forma Income from Continuing Operations are provided in the tables below.

Dial-in Information
Macrovision Solutions Corporation will hold an investor conference call at 4:30 p.m. Eastern time on May 6, 2009.  Investors and analysts interested in participating in the conference are welcome to call 877-941-0844 (or international +1 480-629-9645) and reference the Macrovision call.

The conference call can also be accessed via live webcast at www.macrovision.com on May 6, 2009 at 4:30 p.m. Eastern time. The on-demand audio webcast of the earnings conference call will be made available as soon as practicable after the live webcast ends.

A replay of the conference call will be available through May 8, 2009 and can be accessed by calling 800-406-7325 (or international +1 303-590-3030) and entering passcode 4069141#. A replay of the audio webcast will be available on Macrovision’s website approximately 1-2 hours after the live webcast ends and will remain on Macrovision’s website until our next quarterly earnings call.

About Macrovision Solutions Corporation

Macrovision Solutions Corporation is focused on powering the discovery and enjoyment of digital entertainment by providing a broad set of integrated solutions that are embedded in our customers’ products and services and used by end consumers to simplify and guide their interaction with digital entertainment.  Macrovision's technologies are deployed by companies in the entertainment, consumer electronics, cable and satellite, and online distribution markets to solve industry-specific challenges and bring greater value and a more robust user experience to their customers. The result of deploying Macrovision's solutions is a simple end user experience for discovering, managing and enjoying digital content. Macrovision provides interactive programming guides, connected middleware, media recognition, copy protection and rich media, data and metadata on music, games, movies and television programming. The company also operates an entertainment portal which can be found at http://www.allmusic.com. Macrovision holds over 4,000 issued or pending patents and patent applications worldwide.

Macrovision is headquartered in Santa Clara, California, with numerous offices across the United States and around the world including Japan, Hong Kong, Luxembourg, and the United Kingdom. More information about Macrovision can be found at www.macrovision.com.

©Macrovision 2009. Macrovision is a registered trademark of Macrovision Solutions Corporation and its subsidiaries. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors included, among others, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company's Annual Report on Form 10-K for the period ended December 31, 2008 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

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Investor Contact:
James Budge
Macrovision Solutions Corporation
+1 (408) 562-8400

Lauren Landfield
Macrovision Solutions Corporation
+1 (408) 562-8400

MACROVISION SOLUTIONS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended
	March 31,
	2009	2008

Revenues:
Consumer Electronics Manufacturers	$ 46,486	$ 17,176
Service Providers	52,433	1,645
All Other	12,239	11,474
	111,158	30,295

Costs and expenses:
Cost of revenues	15,170	3,933
Research and development	23,024	5,073
Selling, general and administrative	32,131	14,668
Depreciation	4,549	804
Amortization	20,259	3,065
Restructuring and asset impairment charges	7,971	-
Total costs and expenses	103,104	27,543

Operating income from continuing operations	8,054	2,752
Interest expense	(17,578)	(4,018)
Interest income and other, net	1,455	5,606
Gain on sale of strategic investments	-	5,238
(Loss) income from continuing operations before income taxes	(8,069)	9,578
Income tax (benefit) expense	(2,724)	2,156
(Loss) income from continuing operations, net of tax	(5,345)	7,422
Discontinued operations, net of tax	(36,170)	(2,392)
Net (loss) income	$ (41,515)	$ 5,030

Basic (loss) income per share:
Basic (loss) income per share from continuing operations	$ (0.05)	$ 0.13
Basic loss per share from discontinued operations	$ (0.36)	$ (0.04)
Basic net (loss) income per share	$ (0.41)	$ 0.09

Shares used in computing basic net (loss) income per share	100,942	54,030

Diluted (loss) income per share:
Diluted (loss) income per share from continuing operations	$ (0.05)	$ 0.13
Diluted loss per share from discontinued operations	$ (0.36)	$ (0.04)
Diluted net (loss) income per share	$ (0.41)	$ 0.09

Shares used in computing diluted net (loss) income per share	100,942	54,078

MACROVISION SOLUTIONS CORPORATION
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)
	March 31,	December 31,
	2009	2008
ASSETS
Current Assets
Cash and cash equivalents	$ 218,546	$ 199,188
Short-term investments	85,430	77,914
Trade accounts receivable, net	83,737	84,020
Deferred tax assets, net	26,805	29,537
Prepaid expenses and other current assets	13,492	12,053
Assets held for sale	-	329,522
Total current assets	428,010	732,234

Long-term marketable securities	80,500	84,955
Restricted cash	36,782	-
Property and equipment, net	38,777	45,352
Finite-lived intangible assets, net	874,789	895,071
Other assets	40,845	50,387
Goodwill	837,372	828,185
	$ 2,337,075	$ 2,636,184
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 3,372	$ 3,486
Accrued expenses	89,058	82,200
Taxes payable	28,365	8,996
Deferred revenue	13,799	14,376
Current portion of debt and capital lease obligations	342	5,842
Liabilities held for sale	-	56,021
Total current liabilities	134,936	170,921
Taxes payable, less current portion	73,990	73,009
Deferred tax liability, net	10,753	9,914
Long-term debt and capital lease obligations, less current portion	622,940	855,160
Deferred revenue, less current portion	4,484	4,909
Other non current liabilities	9,047	7,076
	856,150	1,120,989

Stockholders' equity	1,480,925	1,515,195
	$ 2,337,075	$ 2,636,184

MACROVISION SOLUTIONS CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	March 31, 2009			March 31, 2008

	GAAP		Adjusted	GAAP		Adjusted
Revenues:	Pro Forma (8)	Adjustments	Pro Forma	Pro Forma	Adjustments	Pro Forma
Consumer Electronics Manufacturers (1)	$ 46,486	$ -	$ 46,486	$ 42,228		$ 42,228
Service Providers(1)	52,433	-	52,433	48,124		48,124
All Other	12,239	-	12,239	13,341		13,341
	111,158	-	111,158	103,693	-	103,693
Costs and expenses:
Cost of revenues (2)	15,170	(260)	14,910	14,795	(157)	14,638
Research and Development (3)	23,024	(1,029)	21,995	19,706	(547)	19,159
Selling, general and administrative (4)	32,131	(4,447)	27,684	5,511	29,606	35,117
Depreciation (5)	4,549	-	4,549	4,794	-	4,794
Amortization	20,259	(20,259)	-	20,404	(20,404)	-
Restructuring and asset impairment charges	7,971	(7,971)	-	-		-
Total costs and expenses	103,104	(33,966)	69,138	65,210	8,498	73,708
Operating (loss) income	8,054	33,966	42,020	38,483	(8,498)	29,985
Interest (expense) and other, net (6)	(10,620)	3,619	(7,001)	(10,490)	3,479	(7,011)
Gain on sale of strategic investments	-	-	-	5,238	(5,238)	-
(Loss) income before taxes	(2,566)	37,585	35,019	33,231	(10,257)	22,974
Income tax expense (benefit) (7)	(873)	4,725	3,852	11,080	(3,273)	7,807
(Loss) income from continuing operations	$ (1,693)	$ 32,860	$ 31,167	$ 22,151	$ (6,984)	$ 15,167
Diluted (loss) income per share from continuing operations	$ (0.02)		$ 0.31	$ 0.22		$ 0.15
Share used in computing diluted (loss) income per share	100,942		101,018	102,742		102,742

(1) Service Provider revenue includes any revenue related to an IPG deployed by a service provider in a subscriber household regardless of whether the ultimate payment for that IPG comes from the service provider or from a manufacturer of a set-top box. IPG revenues for IPGs included in a set-top box deployed by a service provider where payment was made by the set-top box manufacturer were previously classified in Consumer Electronics Manufacturers. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Adjustments include $0.2 million and $0.2 million for equity based compensation and $0.1 million and $0.0 million for transition and integration costs in Q109 and Q108, respectively.
(3) Adjustments include $0.9 million and $0.5 million for equity based compensation and $0.1 million and $0.0 million for transition and integration costs in Q109 and Q108, respectively.
(4) Adjustments to selling, general and administrative consist of the following:
		2009	2008
Equity based compensation		$ (3,585)	$ (2,221)
Transaction costs		(329)	(673)
Transition and integration costs		(533)	-
Insurance settlement		-	32,500
Total adjustment		$ (4,447)	$ 29,606

(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the FSP APB 14-1 convertible note discount.
(7) For 2009, utilization of net operating losses result in an adjusted pro forma tax rate of 11%. For 2008, the adjustments result in a 34% adjusted pro forma tax rate.
(8) GAAP Pro Forma information is necessary in 2009 to provide comparative operating results. GAAP Pro Forma assumes $275 million of net proceeds from the sale of the Media Properties reduced the debt issued in conjunction with acquiring Gemstar. As such, GAAP Pro Forma includes a $5.5 million reduction in interest expense and a $1.8 million reduction in tax benefit.

MACROVISION SOLUTIONS CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	June 30, 2008			September 30, 2008

	GAAP		Adjusted	GAAP		Adjusted
Revenues:	Pro Forma	Adjustments	Pro Forma	Pro Forma	Adjustments	Pro Forma
Consumer Electronics Manufacturers (1)	$ 39,906	$ -	$ 39,906	$ 47,699		$ 47,699
Service Providers(1)	49,532	-	49,532	48,481		48,481
All Other	12,219	-	12,219	12,346		12,346
	101,657	-	101,657	108,526	-	108,526
Costs and expenses:
Cost of revenues (2)	14,912	(510)	14,402	14,817	(467)	14,350
Research and Development (3)	22,418	(846)	21,572	20,748	(977)	19,771
Selling, general and administrative (4)	38,928	(4,762)	34,166	34,790	(6,033)	28,757
Depreciation (5)	4,800	-	4,800	4,365	-	4,365
Amortization	20,813	(20,813)	-	20,624	(20,624)	-
Total costs and expenses	101,871	(26,931)	74,940	95,344	(28,101)	67,243
Operating (loss) income	(214)	26,931	26,717	13,182	28,101	41,283
Interest (expense) and other, net (6)	(11,518)	3,514	(8,004)	(10,568)	3,548	(7,020)
(Loss) income before taxes	(11,732)	30,445	18,713	2,614	31,649	34,263
Income tax expense (benefit) (7)	(9,405)	13,761	4,356	(12,143)	18,460	6,317
(Loss) income from continuing operations	$ (2,327)	$ 16,684	$ 14,357	$ 14,757	$ 13,189	$ 27,946
Diluted (loss) income per share from continuing operations	$ (0.02)		$ 0.14	$ 0.14		$ 0.27
Share used in computing diluted (loss) income per share	102,708		102,754	103,027		103,027

(1) Service Provider revenue includes any revenue related to an IPG deployed by a service provider in a subscriber household regardless of whether the ultimate payment for that IPG comes from the service provider or from a manufacturer of a set-top box. IPG revenues for IPGs included in a set-top box deployed by a service provider where payment was made by the set-top box manufacturer were previously classified in Consumer Electronics Manufacturers. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Adjustments include $0.2 million and $0.0 million for equity based compensation and $0.3 million and $0.5 million for transition and integration costs in Q208 and Q308, respectively.
(3) Adjustments include $0.3 million and $0.4 million for equity based compensation and $0.5 million and $0.6 million for transition and integration costs in Q208 and Q308, respectively.
(4) Adjustments to selling, general and administrative consist of the following:
		Three Months Ended
		June 30, 2008	September 30, 2008
Equity based compensation		$ (2,606)	$ (3,907)
Transaction costs		(8)	-
Transition and integration costs		(2,148)	(2,126)
Total adjustment		$ (4,762)	$ (6,033)

(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the FSP APB 14-1 convertible note discount.
(7) Tax effect adjustments at 33% and eliminate discrete tax benefit of $3.6 million and $7.9 million for Q208 and Q308, respectively.

MACROVISION SOLUTIONS CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS)
(UNAUDITED)
	Three Months Ended
	December 31, 2008

	GAAP		Adjusted
Revenues:	Pro Forma	Adjustments	Pro Forma
Consumer Electronics Manufacturers (1)	$ 53,495	$ -	$ 53,495
Service Providers(1)	50,890	-	50,890
All Other	13,785	-	13,785
	118,170	-	118,170
Costs and expenses:
Cost of revenues (2)	13,233	(575)	12,658
Research and Development (3)	24,941	(1,252)	23,689
Selling, general and administrative (4)	34,585	(5,423)	29,162
Depreciation (5)	5,010	-	5,010
Amortization	20,417	(20,417)	-
Total costs and expenses	98,186	(27,667)	70,519
Operating (loss) income	19,984	27,667	47,651
Interest (expense) and other, net (6)	(11,751)	3,583	(8,168)
Gain on sale of strategic investments	-	-	-
(Loss) income before taxes	8,233	31,250	39,483
Income tax expense (benefit) (7)	(3,780)	10,431	6,651
(Loss) income from continuing operations	$ 12,013	$ 20,819	$ 32,832
Diluted (loss) income per share from continuing operations	$ 0.12		$ 0.32
Share used in computing diluted (loss) income per share	101,829		101,829

(1) Service Provider revenue includes any revenue related to an IPG deployed by a service provider in a subscriber household regardless of whether the ultimate payment for that IPG comes from the service provider or from a manufacturer of a set-top box. IPG revenues for IPGs included in a set-top box deployed by a service provider where payment was made by the set-top box manufacturer were previously classified in Consumer Electronics Manufacturers. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Adjustments include $0.2 million for equity based compensation and $0.4 million for transition and integration costs.
(3) Adjustments include $1.0 million for equity based compensation and $0.3 million for transition and integration costs.
(4) Adjustments to selling, general and administrative consist of the following:
		Three Months Ended
		December 31, 2008
Equity based compensation		$ (3,101)
Transition and integration costs		(2,322)
Total adjustment		$ (5,423)

(5) While depreciation is a non-cash item it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the FSP APB 14-1 convertible note discount.
(7) Tax effect adjustments at 33%.